Twin Disc, Incorporated
June 23, 2014

Twin Disc, Incorporated
Safe Harbor Statement
This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on
 management’s current expectations that are based on
 assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these
 assumptions and actual performance. Investors are referred to
 Twin Disc’s fiscal year 2013 Annual Report and Form 10-K,
 “Management’s Discussion and Analysis of Financial Condition
 and Results of Operations - Forward-Looking Information,” which outlines certain risks regarding the Company’s forward-looking statements. Copies of the Company’s SEC filings may be
 obtained from the SEC, and are available on Twin Disc’s web site
 (www.twindisc.com), or by request from the Investor Relations department at the Company.

June 23, 2014

Twin Disc, Incorporated
• Founded in 1918
• Headquartered in Racine, WI
• ≈ 966 employees (May ‘14)
• TTM Revenues of $266M
 FY13 Revenues of $285M
 FY12 Revenues of $356M
 FY11 Revenues of $310M
• We are a global company
 – Well-known customers
 around the world
 – Mfg Operations in the U.S.,
 Belgium, Italy, India,
 Switzerland and Japan (JV)
 – World-wide distributor
 network
 – Global: 55% of fiscal 2013
 sales to international
 markets (Asia = 27%)
2
1

#
Manufacturing location (# of facilities in each location)
Company owned distribution/service location
Purchasing/sourcing offices
Twin Disc At A Glance

1
June 23, 2014

Twin Disc, Incorporated
FY 2014 - First Nine Months
• Sales down 9% from FY ‘13
 – Reflects lower level of business in North
 America and Europe
 – Offset by increased shipments to
 customers in Asian markets

• $1.3 million profit, or $0.12 per diluted
 share, down $0.22 compared to FY ‘13
 – Q1 of FY ‘14 included a $1.1 million, or
 $0.10 per diluted share, restructuring
 charge at the Company’s Belgian
 operation
 – Gross margin increased 90 basis points
 to 29.3% driven by a more profitable
 product mix and lower warranty expense
+22%
-19%
* 2011 and 2012 fiscal year figures have been revised. See Footnote A in the
 Company’s Form 10K for the period ending June 30, 2013.

June 23, 2014
-9%
Sales
Net Earnings*
$213
$260
$209
$190
$213
$25.5
$3.8
$1.3

Twin Disc, Incorporated
Marine & Propulsion
Systems
• Commercial Marine:
 – European market remains uncertain, likely 2-3 years
 to recover
 – Long term growth in Asia, Latin and North America
 expected to continue

• Patrol Boat:
 – Experienced recent growth as demand for coastal
 security applications has increased globally
 – Expect long term growth to continue
• Pleasure Craft:
 – Market remains at historic lows
 – EJS™ introduced and Cat® Three60 available
 – Likely 5+ years before market recovers to pre-
 recession levels
 – Continue to emphasize technological differentiation
June 23, 2014

Twin Disc, Incorporated
Land-Based Products
Transmission Systems
• Pressure Pumping:
 – Achieved record units sales in fiscal ‘12
 – Asian market, driven by China, has partially
 offset North American softening
 – Cautiously optimistic that order activity will start
 to build in second half of calendar 2014 in the
 North American market
 – Global markets continue to represent
 opportunity for above average growth in the
 long run

• Airport Rescue and Fire Fighting (ARFF)
 & Military:
 – Markets to remain stable with potential for
 modest growth
 – Continue to develop next generation
 transmission system for ARFF
June 23, 2014

Twin Disc, Incorporated
June 23, 2014
Land-Based Products
Pressure Pumping
U.S. dry natural gas production by source,1990-2040
(trillion cubic feet)
Source: EIA, Annual Energy
Outlook 2013 (Early
Release Overview).

U.S. domestic crude oil production by source, 1990-2040
(million barrels per day)
Source: EIA, Annual Energy
Outlook 2013 (Early
Release Overview).

Twin Disc, Incorporated
Land-Based Products
Industrial Products
• North America Energy Related:
 – Demand will grow as North American oil & gas
 market strengthens

• Irrigation & Pumping Applications:
 – PTO and industrial gearbox lines drove growth
 – Solid reputation for quality, global service and new
 product development will continue to produce growth
 opportunities in the future
• International Markets:
 – Opened a new facility in India, south of Chennai,
 expect to expand our penetration in the region in the
 coming years
 – European markets remain sluggish
 – Vigorous demand in Asia, Australia, Africa and
 Middle East support optimism for the near term and
 beyond
June 23, 2014

Twin Disc, Incorporated
FY2013
FY2008
• Highlights:
 – More than 55% of sales were outside the
 USA in fiscal 2013
 – Sales to Canada were nearly 13% in 2012
 (oil & gas driven)
 – In 2012, Asia surpassed Europe as 2nd
 largest end market (achieving record sales)
 – Sales to China have tripled over last 3
 years, now represent 10.2% of sales
 – Overall CAGR from 2006 to 2013 = 2%
 (Asia = 14%)

• Outlook:
 – Continue to focus on BRIC as largest
 growth opportunity

Peak of mega
yacht market
sales
June 23, 2014

Twin Disc, Incorporated
Managing Our Cost Structure
CAPEX
 • Investing in core competencies
 • Expanding presence in low cost manufacturing locations
 • Nearly $100 million over past 9 yrs

June 23, 2014

Twin Disc, Incorporated
Sourcing Offices
Managing Our Cost Structure
Low Cost
Lower Cost
Corporate HQ/Mfg
Mfg locations

June 23, 2014

Twin Disc, Incorporated
• Technology
 – Oil & Gas
 • 8500 Series
 – ARFF
 • “Pump & Roll”
 – Military
 • “Legacy” Contracts

What Differentiates Us?
 – Marine
 • Patented QuickShift®
 • Dynamic Positioning/DPII
 • Rolla CFD

June 23, 2014

Twin Disc, Incorporated
What Differentiates Us?
• 96 Years of Proven Application Know-How
• Niche Market Focus
• Product/Market & Geographic Diversity
• Core Manufacturing Capabilities
#
Mfg location
Co.-owned dist.
3rd Party dist.
Service dealers

June 23, 2014
#

Twin Disc, Incorporated
Looking Ahead
June 23, 2014

Twin Disc, Incorporated
FY05
FY06
FY07
$ millions
Corporate Six Month Backlog
(Mfg Orders to be shipped in the next 6 months)
FY08
FY09
FY11
FY10
FY12
FY13

June 23, 2014
FY14

Twin Disc, Incorporated
Fiscal Year 2015 Outlook
• North American Oil & Gas landscape causes near
 term outlook to be cautiously optimistic
 – Six-month backlog reflects recent increased demand from
 North American oil and gas market, which is expected to
 continue for the balance of calendar 2014 and into 2015
 – International oil and gas markets, particularly China, offer significant long term growth opportunities
• Marine markets will remain mixed
 – Commercial marine markets remain robust and another
 strong year is expected
 – Global mega yacht market will remain depressed
 – Patrol Boat market will continue to expand

June 23, 2014

Twin Disc, Incorporated
Fiscal Year 2015 Outlook
• ARFF, Military and North American industrial markets
 are expected to remain stable
• Global markets will remain mixed
 – European markets will remain challenged in the near term
 – Asia continues to offer significant opportunities for above average growth rates
 – North American pressure pumping market has been slow to
 rebound; however, recent order activity provides near term
 optimism
• The Company is well-positioned to grow as end
 markets recover and remains focused on providing
 innovative and differentiating product and market
 development projects

June 23, 2014

Twin Disc, Incorporated
Appendices
June 23, 2014

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Pleasure Craft Market:

• Target Markets: High speed
 planing and displacement yachts
 from 50’ to 150’, diesel-powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Controls, EJS
• Channels: Engine OEMs &
 dealers, & boat builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Azimuth, Baia,
 Ferretti, Maritimo, Palmer
 Johnson, Riviera, Sanlorenzo,
 Sunseeker
• Competition: ZF, Reintjes /
 Kamewa /Side Power, Ultraflex
Appendix I
June 23, 2014

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Work Boat Market:

• Target Markets: planing and
 displacement vessels from 30’ to
 250’, diesel-powered
• Products: Transmissions,
 Propellers, MCD’s, Water Jets,
 Controls
• Channels: Engine OEMs &
 dealers, boat builders &
 distribution
• Customers: CAT, Cummins,
 IVECO, Mitsubishi, Volvo /
 Damen / Sewart Supply
 (operators: Secor, Tidewater,
 Groupe Bourbon)
• Competition: ZF, Reintjes /
 Kamewa, Hamilton
Appendix II

June 23, 2014

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Patrol Boat Market:
• Target Markets: military, patrol
 and coast guard vessels from 30’
 to 90’, diesel-powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Controls, EJS
• Channels: Engine OEMs &
 dealers, naval authorities & boat
 builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Indian Navy/Coast
 Guard, Israeli Navy, Turkish
 Coast Guard, USCG, US Navy,
 RCMP
• Competition: ZF / Kamewa
Appendix III

June 23, 2014

Twin Disc, Incorporated
QuickShift®
Transmissions
EJS®/Electronic
Controls
Bow Thrusters
Anchor Winches
Gangways
Trim Tabs, Stern Thrusters
Power Steering
Marine Transmissions, Propulsion & Boat Management Systems
Corporate Profile - Market Diversity
We have been very successful “bundling” more marine products
 • Increasing content and value on each vessel
 • Working directly with the shipyards
 • Industry expert on vessel performance and handling
Appendix IV

June 23, 2014

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Industrial Products:

• Target Market:  Heavy duty
 industrial disconnect applications
• Products: Mechanical & hydraulic
 clutches, PTOs & pump mount
 drives, 100 - 2,500 HP
• Channels: Distribution & OEMs
• Customers: Bandit, Morbark,
 Peterson Pacific / OEM engine
 dealers
• Competitors: Funk, NACD, PT
 Tech, Stiebel, Transfluid, WPT
Appendix V

June 23, 2014

Twin Disc, Incorporated
Industrial Transmissions:

• Target Market:  Off-highway and
 all-terrain specialty vehicles,
 diesel powered
• Products: Powertrain
 components - 400 to 3,000 HP
• Channel: OEM vehicle mfrs.
• Customers: BAE, Rosenbauer,
 Oshkosh, Tatra / BJ Services,
 Cisco High-Lift, Crown Energy,
 Enerflo, Fractec, MG Bryan,
 Trican, Tai’an, Zoomlion
• Competitors: Allison, Cat
Appendix VI

June 23, 2014

Twin Disc, Incorporated
Frac Rig Diagram
Engine
Transmission
Pump
Appendix VII

June 23, 2014

Twin Disc, Incorporated
$ millions
% sales
* See Appendix XI for reconciliation of TTM figures to reported figures.
Appendix VIII

June 23, 2014

Twin Disc, Incorporated
Non-GAAP Financial Disclosures
Non-GAAP Financial Disclosures
Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles (“GAAP”). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-
GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company’s business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.
Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)
The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.
Appendix IX

June 23, 2014

Twin Disc, Incorporated
Reconciliation of Net Earnings to EBITDA
* See Appendix XI for reconciliation of TTM figures to reported figures.
Appendix X
NOTE:  2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company’s Form 10K for the period ending June 30, 2013.

June 23, 2014

Twin Disc, Incorporated
Reconciliation of TTM Data to Reported Quarterly Figures
Appendix XI
NOTE:  2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company’s Form 10K for the period ending June 30, 2013.

June 23, 2014

Twin Disc, Incorporated
June 23, 2014
Fiscal Year Condensed Consolidated Statements of Operations
NOTE:  2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company’s Form 10K for the period ending
 June 30, 2013.

Appendix XII

Twin Disc, Incorporated
June 23, 2014
$317
$310
$332
$296
Historical Net Sales by Segment
$228
$356

$285
Appendix XIII

Twin Disc, Incorporated
June 23, 2014
Historical Net Earnings by Segment (before Corporate Expense)
NOTE:  2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company’s Form 10K for the period ending
 June 30, 2013.

Appendix XIV

Twin Disc, Incorporated
June 23, 2014

3rd Fiscal Qtr Condensed Consolidated Statements of Operations
Appendix XV
NOTE:  2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company’s Form 10K for the period ending
 June 30, 2013.

Twin Disc, Incorporated
First Nine Months: Condensed Consolidated Statements of Operations
Appendix XVI
NOTE:  2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company’s Form 10K for the period ending
 June 30, 2013.

June 23, 2014

Twin Disc, Incorporated

$ millions
% sales
Operating Cash Flows - Fiscal Year
June 23, 2014
* See Appendix X for reconciliation of TTM figures to reported figures.
Appendix XVII

Twin Disc, Incorporated
Express Joystick System® in Action
Go to http://www.twindisc.com/MarineProducts/EJS.html to see the new revolutionary Twin Disc Express Joystick System® in action.

June 23, 2014